Exhibit 10.4

                            HUMPHREY HOSPITALITY LIMITED PARTNERSHIP
                                FIRST AMENDMENT TO FIRST AMENDED
                          AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

         THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (the "Amendment") made as of the 20th day of July 1995, among Humphrey Hospitality Trust, Inc. a Virginia corporation, as general partner (the "General Partner"), and James I. Humphrey, Jr., Humphrey Associates, Inc., a Maryland corporation and Farmville Lodging Associates, LLC, a Maryland limited liability company, as limited partners, recites and provides as follows:

                                            RECITALS

         Humphrey Hospitality Limited Partnership (the "Partnership") was formed as a limited partnership under the laws of the Commonwealth of Virginia upon the filing of its Certificate of Limited Partnership with the Virginia State Corporation Commission on August 29, 1994. The Partnership is governed by the First Amended and Restated Agreement of Limited Partnership, dated November 29, 1994 (the "Agreement"). Capitalized terms used and not defined herein shall have the meaning given to them in the Agreement.

         The purpose of this Amendment is (i) to admit a new Limited Partner to the Partnership, (ii) to provide registration rights to the new limited partner and any additional Limited Partners of the Partnership for the shares of stock of the General Partner that such Limited Partners may receive upon redemption of their Units, and (iii) to amend Exhibit A to the Agreement to reflect the issuance of Units to the General Partner and to the new Limited Partner.

                                            AMENDMENT

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises of the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Farmville Lodging Associates, LLC, a Maryland limited liability company, is hereby admitted as a Limited Partner of the Partnership, and Farmville Lodging Associates, LLC agrees to be bound and subject to all terms, conditions and provisions of the
Agreement as amended hereby.

2. The definition of "Request" in Article I is hereby deleted.

3. The definition of "Target Effective Date" in Article I is hereby deleted.

4. Section 4.02(a)(i) is hereby amended by moving the last sentence thereof and inserting it after the first sentence thereof.

5. Section 8.05(a) is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

         Subject to the terms of Section 8.05, on or after the date (i) that is one (1) year after the closing of the Offering, James I Humphrey, Jr. and Humphrey Associates, Inc. as Limited Partners with respect to the Units received by them in connection with the offering of the REIT Shares issued on November 29, 1994, or (ii) that is six months after the issuance by the Partnership of any Units other than those issued in connection with the November 29, 1994 issuance of REIT Shares (each such date, a "First Redemption Date" with respect to the applicable Units), each Limited Partner shall have the right (the "Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the applicable Units held by such Limited Partner at a redemption price equal to and in the form of the Redemption Amount.

6. Section 8.05(c) is hereby amended by deleting the first word thereof and replacing it with the following: "Except as provided in Section 8.05(e), the"

7. Section 8.05(e) is hereby added to read as follows:

                  (e) Notwithstanding any other provision of this Agreement, the General Partner shall place appropriate restrictions on the ability of the Limited Partners to exercise their Redemption Rights as and if deemed necessary to ensure that the Partnership does not constitute a "publicly traded partnership" under section 7704 of the Code.


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8. Section 8.06(a) is hereby deleted in its entirety and replaced with the following:

                  (a) Shelf Registration. Within two weeks of any First Redemption Date, the General Partner agrees to file with the Commission a shelf registration statement under Rule 415 of the Securities Act, or any similar rule that may be adopted by the Commission (the "Shelf Registration"), with respect to all of the Redemption Shares that are first eligible for redemption on such date. The General Partner will use its best efforts to have the Shelf Registration declared effective under the Securities Act as soon as practicable after such filing and to keep the Shelf Registration continuously effective until the earlier of (i) the date when all of the Redemption Shares registered thereby are sold, or (ii) the date on which all of the holders of Redemption Shares registered thereunder may sell such Redemption Shares without registration under the Securities Act pursuant to Rule 144(k) under the Securities Act. The General Partner further agrees to supplement or make amendments to the Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for the Shelf Registration. Notwithstanding the foregoing, if for any reason the effectiveness of the Shelf Registration is delayed or suspended or it ceases to be available for sales of Redemption Shares thereunder, the Shelf Registration period shall be extended by the aggregate number of days of such delay, suspension or unavailability.

9. Section 8.06(b) is hereby deleted in its entirety and replaced with the following:

                  (b) Registration and Qualification Procedures. The General Partner is required by the provisions of Section 8.06(a) hereof to use its best efforts to have a Shelf Registration relating to the Redemption Shares declared effective under the Securities Act as soon as practicable after each applicable First Redemption Date. Accordingly, the General Partner, as soon as practical after a First Redemption Date, shall with respect to the Redemption Shares first eligible for redemption on such date:

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                           (i) prepare and file with the Commission a
         registration statement, including amendments thereof and supplements relating thereto, with respect to such Redemption Shares, in connection with which the General Partner will give each holder of such Redemption Shares, their underwriters, if any, and their counsel and accountants a reasonable opportunity to participate in the preparation thereof and will give such persons reasonable access to its books, records, officers and independent public accountants;

                           (ii) use its best efforts to cause the registration statement to be declared effective by the Commission;

                           (iii) keep the registration statement effective and the related prospectus current throughout the Shelf Registration period; provided, however, that the General Partner shall have no obligation to file any amendment or supplement at its own expense or the Partnership's expense more than ninety (90) days after the effective date of the registration statement;

                           (iv) furnish to each holder of such Redemption Shares such numbers of copies of prospectuses, and supplements or amendments thereto, and such other documents as such holder reasonably requests;

                           (v) register or qualify such Redemption Shares covered by the registration statement under the securities or blue sky laws of such jurisdictions within the United States as any holder of the such Redemption Shares shall reasonably request, and do such other reasonable acts and things as may be required of it to enable such holders to consummate the sale or other disposition in such jurisdictions of such Redemption Shares; provided, however, that the General Partner shall not be required to (i) qualify as a foreign corporation or consent to a general and unlimited service or process in any jurisdictions in which it would not otherwise be required to be qualified or so consent or (ii) qualify as a dealer in securities;

                           (vi) furnish, at the request of the holders of such Redemption Shares, on the date such Redemption Shares are delivered to the

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         underwriters for sale pursuant to such registration, or, if such
         Redemption Shares are not being sold through underwriters, on the date the Shelf Registration relating to such Redemption Shares becomes effective, (A) a securities opinion of counsel representing the General Partner for the purposes of such registration covering such legal matters as are customarily included in such opinions and (B) letters of the firm of independent public accountants that certified the financial statements included in the registration statement, addressed to the underwriters, covering substantially the same matters as are customarily covered in accountant's letters delivered to underwriters in underwritten public offerings of securities and such other financial matters as such holders (or the underwriters, if any) may reasonably request;

                           (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its shareholders as soon as reasonably practicable, but not later than sixteen (16) months after the effective date of the Shelf Registration, an earnings statement covering a period of at least twelve (12) months beginning after the effective date of the Shelf Registration, which earnings statement shall satisfy the provisions of
         Section 11(a) of the Securities Act;

                           (viii) enter into and perform an underwriting agreement relating to the related Redemption Shares with the managing underwriter, if any, selected as provided herein, containing customary
         (A) terms of offer and sale of the securities, payment provisions, underwriting discounts and commissions and (B) representations, warranties, covenants, indemnities, terms and conditions; and

                           (ix) keep the holders of such Redemption Shares advised as to the initiation and progress of the registration.



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10. Exhibit A is hereby deleted in its entirety and replaced with the following:

                                   EXHIBIT A

                                                                  Agreed Value
                                                                  of Non-Cash
          Partner                        Cash                       Capital                  Partnership               Percentage
        and Address                  Contribution                 Contribution                  Units                   Interest
General
Partner:

  Humphrey                     $15,746,065                                                   2,331,700                  78.90560%
  Hospitality
  Trust, Inc.
  12301 Old
  Columbia Pike,
  Silver Spring,
  MD  20904

Limited
Partners:

  James I.                                                  $3,130,921                         522,587                  17.68454%
  Humphrey, Jr.
  12301 Old
  Columbia Pike,
  Silver Spring,
  MD  20904

  Humphrey                                                  $   31,628                           5,279                   0.17864%
  Associates,
  Inc.
  12301 Old
  Columbia Pike
  Silver Spring,
  MD  20904

  Farmville                                                 $  740,001                          95,484                   3.23122%
  Lodging
  Associates,
  LLC
  12301 Old
  Columbia Pike,
  Silver Spring,
  MD  20904


                              $15,746,065                   $3,902,550                      2,955,050                  100.00000%
                               ==========                    =========                      =========                  =========




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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to First Amended and Restated Agreement of Limited Partnership to be executed under seal as of the date
first written above.


                                      GENERAL PARTNER:

                                      HUMPHREY HOSPITALITY TRUST, a
                                      Virginia corporation


                                      By:   //s// James I. Humphrey, Jr.
                                      ------------------------------------
                                      James I. Humphrey, Jr.
                                         President


                                      ORIGINAL LIMITED PARTNERS:


                                      By:   //s// James I. Humphrey, Jr.
                                      ------------------------------------
                                         James I. Humphrey, Jr.

                                      HUMPHREY ASSOCIATES, INC.,
                                      a Maryland corporation


                                      //s//  James I. Humphrey, Jr.
                                      ------------------------------------
                                      James I. Humphrey, Jr.
                                            President


                                                     NEW LIMITED PARTNER

                                                     FARMVILLE LODGING ASSOCIATES, LLC,
                                                     a Maryland limited liability
                                                              company


                                                     By:  //s// James I. Humphrey, Jr.
                                                     ------------------------------------
                                                     James I. Humphrey, Jr.
                                                              Member





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